GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Managed Futures Strategy Fund

(the “Funds”)

Supplement dated September 22, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022, as supplemented to date

Effective immediately, James Park no longer serves as a portfolio manager for the Funds. Oliver Bunn will continue to serve as a portfolio manager for the Goldman Sachs Absolute Return Tracker Fund, and Momoko Ono will continue to serve as a portfolio manager for the Goldman Sachs Managed Futures Strategy Fund.

Additionally, effective immediately, Oliver Bunn and Jay Seo will begin serving as portfolio managers for the Goldman Sachs Managed Futures Strategy Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Park in his capacity as a portfolio manager to the Funds in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Alternative Funds—Goldman Sachs Managed Futures Strategy Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Oliver Bunn, Vice President, has managed the Fund since 2022; Momoko Ono, Vice President, has managed the Fund since 2017; and Jay Seo, Vice President, has managed the Fund since 2022.

The following rows are added to the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Oliver Bunn Vice President	Portfolio Manager— Absolute Return Tracker Managed Futures Strategy	Since 2017 2022	Mr. Bunn is head of the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. He joined Goldman Sachs in 2014.
Jay Seo Vice President	Portfolio Manager— Managed Futures Strategy	Since 2022	Ms. Seo is a portfolio manager on the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. She first joined GSAM in 2008 and, prior to rejoining GSAM in 2020, she worked at Cubist Systematic Strategies and Quantport from 2016-2020.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT13OPSTK 09-22